Other Assets	12 Months Ended
Nov. 30, 2018
Other Assets [Abstract]
Other Assets
Other Assets

We have a minority interest in Grand Bahama Shipyard Ltd. (“Grand Bahama”), a ship repair and maintenance facility. Grand Bahama provided services to us of $89 million in 2018, $97 million in 2017 and $58 million in 2016.

In July 2018, we acquired a minority interest in the White Pass & Yukon Route (“White Pass”) division of TWC Enterprises Ltd. that includes White Pass’ port, railroad and retail operations in Skagway, Alaska.

In October 2018, we acquired a minority interest in CSSC Carnival Cruise Shipping Limited (“CSSC-Carnival”), a China-based cruise company which will operate its own fleet designed to serve the Chinese market. In November 2018, we entered into an agreement to sell two EA segment ships to CSSC-Carnival.